UNITED STATES SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

  Quarterly Report Pursuant to Section 13 or 15 (D) of the Securities Exchange
                                   Act of 1934


        Date of Report: August 1, 2003 (Date of Earliest Event Responded)

                         Commission File number 2-81353

                              CENTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                    New Jersey                            52-1273725
         (State or other Jurisdiction of    (I.R.S. Employer Identification No.)
          Incorporation or Organization)

                   2455 Morris Avenue, Union New Jersey 07083
              (Address of Principal executive's offices) (Zip Code)

                                 (908) 688-9500
              (Registrant's Telephone Number, including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Center Bancorp, Inc. dated August 1, 2003 (correcting a press release circulated on July 24, 2003).

ITEM 9.  REGULATION FD DISCLOSURE.

On July 24, 2003, Center Bancorp, Inc. (the "Company") issued a press release regarding results for the three months ended June 30, 2003. On August 1, 2003, the Company revised that press release to correct the date appearing on the top of a balance sheet set forth as an attachment to the press release. A copy of this revised press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months ended June 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTER BANCORP, INC..

 Date: August 1, 2003                   By:  /s/ Anthony C. Weagley
                                             ---------------------------
                                             Name: Anthony C. Weagley
                                             Title: Vice President & Treasurer

                                  Exhibit Index

         Exhibit No.     Description

               99.1      Press Release of the Company dated August 1, 2003